1     Hanesbrands FAQs    Updated October 27, 2016– New or updated information is in red    Current Period – related FAQs    Q:  At the beginning of the year you highlighted various sales initiatives that were designed to drive improved revenue  growth beginning in the second half of 2016, have these initiatives been effective?  A:  Yes.  At the beginning of the year we outlined several initiatives designed to drive improved revenue growth beginning  in the second half of 2016.  The first initiative was our ‘focus on the core’ initiative, which is designed to drive  improved volume growth in our core products.  In the quarter, our Basics revenue increased 9%, with a 20% increase  in our Men’s Underwear business as we timed promotional events with consumer traffic and began shipping our new  odor‐control innovation, FreshIQ.  The second initiative was to drive online growth.  In the third quarter, U.S. online  revenue across all channels increased 17%, which was an acceleration from second quarter’s growth, and continues  to outpace overall online apparel growth.  And the third initiative was to deliver product enhancements in Champion.   In the third quarter, Champion at mass delivered over 10% revenue growth, which is an acceleration from the mid‐ single digit growth in the second quarter, as our refreshed product offering continues to resonate with consumers.   We expect the momentum from these initiatives to continue through Q4 and beyond, which is a key driver of our  confidence in delivering on our Q4 and full‐year guidance.      Q:  Given the challenging retail environment, why are you able to remain within your original full‐year guidance range?  A:  Our ability to provide updated guidance that remains within our initial guidance range is based on four factors.  One,  the challenges in the overall retail environment were already reflected in our guidance when it was initially set back in  February.  Two, overall our year‐to‐date results are in‐line with our plan.  Three, our various sales initiatives, including  ‘focus‐on‐the‐core’, as well as our inventory reduction initiatives are delivering their intended results.  And four, as we  look to the fourth quarter, we believe we are very well positioned to achieve our guidance as our key initiatives are  unfolding as expected.  With one quarter remaining in our fiscal year, we updated our full‐year outlook and narrowed  our previous guidance ranges for sales, adjusted operating profit (excluding acquisition and integration charges),  adjusted earnings per share and cash flow from operations.  Our guidance continues to call for record cash flow from  operations, high‐single digit revenue growth, double‐digit operating profit growth and mid‐teens earnings per share  growth.        Q:  What gives you confidence in your ability to achieve your guidance for the fourth quarter?  A:  While there are many initiatives driving our confidence in delivering on our guidance, here are five examples.  First, our  inventory reduction actions are complete and delivering their intended results.  Adjusting for recent acquisitions, our  inventory declined $124 million from second quarter’s level.  Second, we generated $337 million in cash flow from  operations in the quarter, a record for any quarter in our history.  Year‐to‐date, our cash flow from operations is  roughly $300 million higher than last year.  We expect our inventory, excluding recent acquisitions, to continue to  decline through the remainder of the year and we are firmly on‐track to achieve our cash flow guidance.  Third, the  initiative that we laid out at the beginning of the year to drive volume growth in our core Innerwear business is  working.  For the quarter, our Basic’s revenue increased 9% over last year, including a 20% increase in Men’s  Underwear.  We expect the momentum in Basics to continue in the fourth quarter as our holiday promotions, which  we did not have last year, are in place and we begin advertising behind our new odor‐control innovation, FreshIQ.   Fourth, we saw sequential improvement in our Activewear segment in the quarter driven by accelerated growth in  Champion at mass and growth in our Hanes Activewear business.  We expect this momentum to continue into the  fourth quarter.  And fifth, the synergies from Hanes Europe, Knights Apparel and Maidenform are tracking to plan,  which puts us on‐track to deliver $40 million in synergies for the full‐year.

2     Q:  You mentioned that your inventory at the end of the quarter declined significantly from prior quarter but your  balance sheet only indicates a very small decrease, can you explain the difference?  A:  Per GAAP accounting rules, our balance sheet is reflective of the last day of our quarter.  The reported inventory on our  quarterly balance sheet includes inventory from recently closed acquisitions in the amount of $51 million in the second  quarter and $173 million in the third quarter.  Our base inventory, which excludes these amounts, declined $124  million sequentially in the third quarter.          Q:  How much did acquisitions contribute to the quarter’s revenue and adjusted operating profit results?  A:  For the third quarter, acquisitions contributed approximately $180 million in revenue and slightly less than $17 million  in adjusted operating profit, which excludes synergies as well as pretax acquisition and integration‐related charges.        Q:  What macroeconomic expectations are factored into your 2016 guidance?  A:  From a macro perspective, we assume the overall consumer environment remains challenging, as has been the case  over the past several years.          Q:  What acquisition expectations are factored into your 2016 guidance?  A:  With respect to contributions from acquisitions, our 2016 guidance assumes approximately $460 million in revenue  and approximately $40 million in adjusted operating profit, which excludes approximately $180 million in financing,  acquisition and integration‐related charges.      With respect to our acquisitions of DBApparel, Knights Apparel and Champion Japan, our 2016 guidance  assumptions are unchanged.  Our guidance assumes approximately $50 million in revenue, approximately $40  million in synergy contributions and approximately $80 million in pretax acquisition and integration‐related  charges.  The revenue assumptions include roughly $20 million from the Knights Apparel wrap in the first quarter  (recall we closed our acquisition of Knights Apparel on April 6, 2015) and approximately $30 million from the re‐ acquisition of the remainder of the Champion rights in Japan.  The roughly $40 million in expected synergy  contributions are from Hanes Europe Innerwear (formerly DBApparel), Knights Apparel as well as the remaining  synergies from Maidenform.        With respect to the partial year contributions from acquisitions completed in 2016, our 2016 guidance includes  approximately $410 million in revenue and approximately $40 million in adjusted operating profit, which excludes  approximately $53 million in pretax acquisition and integration‐related charges.  This compares to our prior  estimates of approximately $350 million in revenue, approximately $20 to $25 million in adjusted operating profit  and approximately $53 million in pretax acquisition and integration‐related charges.        Q:  Can you provide any insights into the pretax acquisition and integration‐related charges in your 2016 guidance?  A:  Our estimate for pretax acquisition and integration‐related charges is approximately $180 million.  This consists of  approximately $80 million related to Hanes Europe (formerly DBApparel), Knights Apparel and Champion Japan;  approximately $53 million related to acquisitions completed in 2016, of which the vast majority are deal costs and the  purchase accounting adjustments required under GAAP; and approximately $47 million related to refinancing actions.   We estimate that roughly 60% of the approximately $180 million in acquisition and integration‐related charges in  2016 should be cash‐based and roughly 40% should be non‐cash charges.

3     Q:  Can you provide an annualized outlook for Pacific Brands and Champion Europe?  A:  At the time of acquisition, on an annual basis, excluding any potential synergies and pretax charges, we expected  Champion Europe and Pacific Brands to contribute approximately $800 million in sales and approximately $70 million  in adjusted operating profit.      Q:  What is your estimate for total pretax acquisition and integration‐related charges for Champion Europe and Pacific  Brands?  A:  We expect the total acquisition and integration charges for the Champion Europe and Pacific Brands acquisitions,  combined, to be less than $100 million, of which approximately $53 million are expected to be recognized this year.   This is significantly lower than prior acquisitions due to three factors: (1) we have become more efficient at integrating  acquired businesses; (2) the benefits from our prior foundational IT investments; and, (3) these two integrations are  less complex.      Q:  How big is the online channel for Hanesbrands and are you focused on driving growth in this channel?  A:  Our U.S. online sales represent roughly 8% of our total domestic sales across the online sites of traditional retailers,  online pure‐plays as well as our own websites, and are growing faster than the overall online apparel category.  We  have focused and dedicated numerous people and resources to drive our online business both domestically and  internationally, and we have seen great success.  For example, one of the largest online pure‐plays is now our 7th  largest domestic customer, representing over 1% of total sales.        Q:  Do you believe a high‐single digit to low double‐digit tax rate is sustainable?  A:  Yes.  Assuming no changes to various global tax laws, we believe a high‐single digit to low double‐digit tax rate is  sustainable for many years to come.  Our tax rate is the by‐product of our global business model.  We do not use artificial  tax management, such as inversions or earnings stripping.  Our accounting and tax strategies are sound.  In fact, we  were recently audited by the IRS (see our third quarter 2015 Form 10Q) and the audit was closed with no adjustments.              Q:  Have your thoughts on capital allocation changed?      A:  There is no change to our strategy.  Our capital allocation strategy is to effectively deploy our significant, consistent  cash flow to generate the best long‐term returns for our shareholders.  Over time, our goal is for our net debt‐to‐ EBITDA to be in a range of 2 to 3 times.  Our strategy is to use our cash flow to fund capital investments and our  dividend, use debt for acquisitions and use excess free cash flow, which is defined as cash from operations less  capital expenditures and dividends, to repurchase stock.          Q: Will your capital expenditures increase significantly as a result of your acquisition strategy?  A:  With acquisitions, as the size of our business, profit and cash flows increases, so should the absolute level of our  capital spending.  Although our spending on capital expenditures has and is expected to continue to fluctuate year to  year, we expect our capital expenditures to average around 1.75% of sales going forward, which is in‐line with our  historical average, and over time should roughly equal depreciation.  Spending at this level should allow our global  supply chain to remain competitive while also handling the increased capacity needs for growth and our acquisition  strategy.

4     Q:  How does a change in currency exchange rates impact your financial results?  A: Changes in exchange rates between the U.S. Dollar and other currencies can impact our financial results in two ways;  a translation impact and a transaction impact.  The translation impact refers to the impact that changes in  exchange rates can have on our published financial results.  Similar to many multi‐national corporations that publish  financial results in U.S. Dollars, our revenue and profit earned in local foreign currencies is translated back into U.S.  Dollars using an average exchange rate over the representative period.  A period of strengthening in the U.S. Dollar  results in a negative impact to our published financial results (because it would take more units of a local currency to  convert into a dollar).  The opposite is true during a period of weakening in the U.S. Dollar.  Our biggest foreign  currency exposure is the euro.  The transaction impact on financial results is common for apparel companies that  source goods because these goods are purchased in U.S. Dollars.  The transaction impact from a strengthening dollar  would be negative to our financial results (because the U.S. Dollar‐based costs would convert into a higher amount of  local currency units, which means a higher local‐currency cost of goods, and in turn, a lower local‐currency gross  profit).  The transaction impact from exchange rates is typically recovered over time with price increases.  However,  during periods of rapid change in exchange rates; pricing is unable to change quickly enough.  In these situations, it  could make sense to hedge the exchange rate exposure in sourcing costs.          Pacific Brands‐related FAQs    Q:  What is driving the value creation for the Pacific Brands acquisition?  A:  Pacific Brands squarely hits on all four of our acquisition criteria.  It’s in our core categories.  It provides complementary  revenue growth opportunities.  It is justifiable based solely on cost synergies and it’s quickly accretive.  The majority of  the expected value creation is from supply chain synergies.  Pacific Brands sources the vast majority of the products in its  Underwear segment and we see a significant synergy opportunity by plugging their Underwear business into the Asian  cluster of our company‐owned supply chain, especially in Vietnam.  But this opportunity goes beyond the typical 15‐20%  cost reduction we expect to achieve by in‐sourcing only their high volume styles.  Their products are very similar to our  Hanes Europe products, which means as we harmonize these products we’ll increase the total number of high volume  styles that can be brought in‐house.  In other words, this acquisition not only drives manufacturing synergies on its own,  it also creates incremental synergy benefits for prior acquisitions, which underscores the power of our company‐owned  supply chain.  The other factor driving the expected value creation is revenue growth.  Pacific Brands’ Underwear group  has been executing a strategy to drive profitable revenue growth by investing behind its brands, growing its retail  presence and expanding online.  This strategy is working as its Underwear segment sales over the past three years have  grown at a compound annual growth rate of roughly 7%.  As management continues to drive its strategy and we layer  on our innovation process, we see a long runway for mid‐to‐high single digit revenue growth.    Q:  How should investors think about Pacific Brands’ business on a go‐forward basis and what is the expected financial  contribution of this acquisition within three years?    A:  At the time of the acquisition, Pacific Brands base business, which we define as their Underwear and Sheridan segments,  generated approximately AUD800 million (US$600 million) in annual sales with a high‐single digit operating margin.  As  we complement their growth strategy, strong brands and Australian design with our Innovate‐to‐Elevate strategy and  low‐cost global supply chain, we believe we can grow their base revenue at mid‐to‐high single digit rates while  increasing operating margins to the mid‐teens.  Over the next three years, once synergies are fully realized, we believe  Pacific Brands can annually contribute over AUD930 million in revenue and approximately AUD140 million in operating  profit, excluding acquisition and integration‐related charges(1).  Assuming an exchange rate of AUD1:US$0.76, this would  equate to over US$700 million in revenue and over US$100 million in operating profit, excluding acquisition and  integration‐related charges(1. We expect this acquisition to deliver an after‐tax IRR in the mid‐teens.

5     Q:  Can you provide any insight into Pacific Brands?  A:  Pacific Brands is the leading underwear and intimate apparel company in Australia.   Their products are distributed  through the wholesale channel (roughly 60% of sales), in‐store retail (roughly one‐third of sales) and online retail  (roughly 7% of sales).  They have a strong management team that like us, nurtures its brands and uses a disciplined,  consumer packaged goods approach to managing their business.  Historically, Pacific Brands was much more diversified  company.  Several years ago management embarked on a significant restructuring to streamline the company down to  its core Underwear and Sheridan business units.  Its Tontine pillow and Dunlop flooring businesses, which account for  roughly 12% of sales, fall well outside of Hanesbrands core categories and therefore, our intention is to divest these  within a year.  These two business operations are excluded from our long‐term projections and are reported as  discontinued operations after the acquisition closes.      Q:  Can you provide any insight into Pacific Brands Underwear segment?  A:  The Underwear segment, which accounts for the majority of Pacific Brands’ revenue and operating profit, is very similar  to us.  They have big, strong, iconic brands, including Bonds, which has more than a century of history.  With 90% brand  awareness and the #1 share of the underwear and socks markets, the Bonds brand is akin to the Hanes of Australia.  As a  company, Pacific Brands holds the #1 share position in men’s, women’s and kid’s underwear, as well as in bras, sports  bras, socks and hosiery.  They also hold the #2 market position in babywear (i.e. infant apparel) and casual clothing.   Their products are distributed across all channels with a growing presence in online and company‐owned retail.      Q:  What are your plans for the Sheridan business segment?  A:  The Sheridan brand has nearly 50 years of history and its products include premium linens, towels, loungewear and  recently launched babywear.  Sheridan holds the #1 market position in its main categories, its infrastructure is highly  integrated with the Underwear group and its products are primarily distributed through high‐end department store  concessions and branded stores.  With Sheridan’s strong brand position and its entrance into loungewear and babywear,  we believe this segment has attractive growth and profitability characteristics.      Q:  Does this acquisition preclude you from another acquisition in 2016?  A:  While we intend to turn our focus to developing the integration and growth plans for both the Champion Europe and the  Pacific Brands acquisitions, there remain a variety of potential opportunities.  We cannot predict the timing of any single  acquisition, which is why we are always talking to people.  As we have said many times before, we will not take on more  integration and business risk than we believe the organization can handle and when we have the next signed deal, we’ll  let you know.            Champion Europe‐related FAQs    Q:  What is the rationale and expected return for this acquisition?  A:  The rationale for all of our acquisitions is to generate long‐term shareholder returns by applying our proven ‘Sell More’  and ‘Spend Less’ strategies to newly acquired businesses to create substantial multi‐year synergies.  Champion Europe  squarely hits on all four of our acquisition criteria.  It’s in our core categories.  It provides complementary revenue growth  opportunities.  It is justifiable based solely on cost synergies and it’s quickly accretive.  This acquisition is expected to  deliver an after‐tax IRR in the low‐to‐mid teens.

6     Q:  What are some of the global growth initiatives for Champion?  A:  By unifying the Champion brand globally, we have significant opportunities to grow revenue by expanding our  distribution across product lines, across channels and across geographies.  In the U.S., we’ve developed a very broad  product line under Champion that spans from mass price points all the way up to the higher‐priced sporting goods and  department store channels.  We can now take this broad product line and sell it into Europe, Japan, Australia, and other  international markets.  As we build scale by expanding Champion’s distribution worldwide, we expect to be able to  leverage global product design as well as our low‐cost supply chain to further reduce costs and ultimately improve our  operating margins.  With this acquisition, we now sell Champion products on five continents and have approximately  $1.2 billion in Champion revenue worldwide.  We believe our Champion revenue can increase at high single‐digit to low  double‐digit rates and could approach $2 billion within five to six years.    Q:  Can you provide any insight into Champion Europe’s current financial performance?  A:  At the time of acquisition, Champion Europe expected full‐year 2016 net sales of more than €190 million, EBITDA,  excluding charges, of approximately €20 million, and operating profit, excluding charges, of approximately €15.      Q:  What is the expected financial contribution of the Champion Europe acquisition within three years?    A:  Over the next three years, excluding the broader global Champion growth opportunities, we believe Champion Europe’s  stand‐alone operations can increase revenue from more than €190 million to well over €250 million.  Through a  combination of supply chain synergies and revenue growth, we believe Champion Europe’s stand‐alone operations, over  the next three years, can increase operating profit, excluding acquisition and integration‐related charges(1), from roughly  €15 million to well over €25 million.    Q:  Can you provide any insight into Champion Europe’s business operations?  A:  Champion Europe owns the trademark rights for the Champion brand in Europe, the Middle East and Africa.  The  Company, which is based in Italy, designs, sources and sells Champion athletic apparel and accessories wholesale to  retailers and directly to consumers via roughly 130 company‐owned stores.  The vast majority of Champion Europe’s  revenue is in Italy and Greece.  With respect to its merchandise mix, based on FY15 revenue, roughly 40% was men’s  apparel, roughly 30% was women’s apparel, roughly 20% was youth and toddler apparel and the remainder was  accessories.        Q:  Will Champion Europe be integrated into Hanes Europe Innerwear?  A:  No.  We run Innerwear and Activewear separately in the U.S. and we will do the same in Europe.  There are no real  synergies to be gained by integrating these two businesses.  Champion Europe will be integrated into our global supply  chain but it will be run as part of the global Champion Activewear business.        (1) We currently estimate the total, combined acquisition and integration costs for Champion Europe and Pacific Brands to  be less than $100 million.    # # #  Charges for Actions and Reconciliation to GAAP Measures  To supplement its financial guidance prepared in accordance with generally accepted accounting principles, Hanes provides  quarterly results and guidance concerning certain non‐GAAP financial measures, including adjusted EPS, adjusted net  income, adjusted operating profit (and margin), adjusted SG&A, adjusted gross profit (and margin) and EBITDA. Adjusted  EPS is defined as diluted EPS excluding actions and the tax effect on actions. Adjusted net income is defined as net income  excluding actions and the tax effect on actions. Adjusted operating profit is defined as operating profit excluding actions.  Adjusted gross profit is defined as gross profit excluding actions. Adjusted SG&A is defined as selling, general and  administrative expenses excluding actions. EBITDA is defined as earnings before interest, taxes, depreciation and  amortization.  Hanes has chosen to provide these non‐GAAP measures to investors to enable additional analyses of past,  present and future operating performance and as a supplemental means of evaluating company operations absent the  effect of acquisition‐related expenses and other actions. However, non‐GAAP financial measures have limitations as  analytical tools and should not be considered in isolation or as a substitute for financial results prepared in accordance with

7     GAAP. See Table 2 and Table 5 attached to our press release dated October 27, 2016 to reconcile these non‐GAAP  performance measures to the most directly comparable GAAP measure.    Full‐year GAAP operating profit guidance of $807 million to $822 million and GAAP EPS guidance of $1.45 to $1.49 reflects  Hanes’ expectations for net sales, operating profit, interest expense, and tax rate from continuing operations as detailed in  this FAQ document.  Full‐year Non‐GAAP adjusted operating profit guidance of $940 million to $955 million and adjusted  EPS guidance of $1.89 to $1.92 reflects the GAAP guidance adjusted by adding back the approximately $180 million of  expected pretax charges for debt refinancing and acquisition and integration expenses to adjusted operating profit and  adjusted EPS.  GAAP EPS from continuing operations is expected to be in the range of $0.46 to $0.50 for the fourth quarter.  Excluding approximately $40 million of expected pretax charges for acquisition and integration expenses during the fourth  quarter, adjusted EPS is expected to be in the range of $0.57 to $0.60 in the fourth quarter.     Cautionary Statement Concerning Forward‐Looking Statements  This press release includes forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933  and Section 21E of the Securities Exchange Act of 1934. Forward‐looking statements include all statements that do not  relate solely to historical or current facts, and can generally be identified by the use of words such as “may,” “believe,”  “will,” “expect,” “project,” “estimate,” “intend,” “anticipate,” “plan,” “continue” or similar expressions. In particular,  among others, statements about our 2016 financial guidance and the HanesBrands acquisition of Pacific Brands,  Champion Europe and Knights Apparel, as well as the re‐acquisition of the rights to Champion in Japan (the  “acquisitions”), including integration plans and the expected impact of the acquisitions on HanesBrands’ sales, earnings,  operating profit and cash flow from operations, are forward‐looking statements. Forward‐looking statements inherently  involve many risks and uncertainties that could cause actual results to differ materially from those projected in these  statements. Where, in any forward‐looking statement, we express an expectation or belief as to future results or events,  such expectation or belief is based on the current plans and expectations of our management, expressed in good faith.  However, there can be no assurance that the expectation or belief will result or will be achieved or accomplished, and  actual results may differ materially from those contemplated by the forward‐looking statements. A number of important  factors could cause actual results to differ materially from those contemplated by the forward‐ looking statements,  including, but not limited to our ability to achieve expected synergies and successfully integrate acquired businesses; the  level of expenses and other charges related to the acquisitions and the funding thereof; any inadequacy, interruption,  integration failure or security failure with respect to our information technology; the impact of significant fluctuations  and volatility in various input costs, such as cotton and oil‐related materials, utilities, freight and wages; our ability to  manage our inventory effectively and accurately forecast demand for our products; the highly competitive and evolving  nature of the industry in which we compete; the risk of improper conduct by any of our employees, agents or business  partners that threatens our reputation and ability to do business; our complex multinational tax structure; significant  fluctuations in foreign exchange rates; our ability to access sufficient capital at reasonable rates or commercially  reasonable terms or to maintain sufficient liquidity in the amounts and at the times needed; risks associated with our  indebtedness; other risks related to our international operations, including the impact to our business as a result of the  United Kingdom’s recent referendum to leave the European Union; and other risks identified from time to time in our  most recent Securities and Exchange Commission reports, including our annual report on Form 10‐K and quarterly  reports on Form 10‐Q. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that  may affect future results, the above list should not be considered a complete list. We believe these forward‐looking  statements are reasonable; however, undue reliance should not be placed on any forward‐looking statements, which are  based on current expectations. All forward‐looking statements speak only as of the date hereof. We undertake no  obligation to update or revise  forward‐looking statements that may be made to reflect events or circumstances that  arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.